CENTERPLATE, INC.
(FORMERLY VOLUME SERVICES AMERICA HOLDINGS, INC.)
EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with this Amendment No. 1 to Annual Report on Form 10-K/A of Centerplate, Inc. (formerly Volume Services America Holdings, Inc.) (the “Company”) for the period ending December 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth R. Frick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth R. Frick Kenneth R. Frick Chief Financial Officer December 20, 2004